Exhibit 10.24

DATED	2023

REZOLVE LIMITED

and

THE RADIO GROUP GMBH

and

ANY LIFESTYLE MARKETING GMBH

LOAN AGREEMENT

THIS LOAN AGREEMENT is made on 2023

BETWEEN

(1)	REZOLVE LIMITED incorporated in England and Wales under company number 09773823 of 3rd Floor, 80 New Bond Street, Mayfair, London, United Kingdom, W1S 1SB (the “Lender”);

(2)	ANY LIFESTYLE MARKETING GMBH registered in the commercial register at the local court of Frankfurt am Main under number HRB 124269 (“Borrower”); and

(3)	THE RADIO GROUP GMBH of Am Altenhof 11-13, 67655 Kaiserslautern, Germany (the “Guarantor”).

INTRODUCTION

The Lender has agreed to lend EUR 100,000 to the Borrower on the terms set out below.

AGREED TERMS

1.	Definitions and interpretation

1.1	Definitions

In this agreement:

“Interest Rate” means a yearly rate of 8 per cent;

“Loan” means the loan of EUR 100,000 to be made by the Lender to the Borrower within [three] business days of this Agreement;

“Repayment Date” means the date demand is made under clause 3.

1.2	Interpretation

In this agreement:

(a)	reference to:

(i)	the singular includes the plural and vice versa and any gender includes other genders; and

(ii)	a “clause” is a reference to the relevant clause of this agreement;

(b)

the words “include”, “including” and “in particular” are to be construed as being by way of illustration or emphasis only and are not to be construed so as to limit the generality of any words preceding them;

(e)	the word “other” is not to be construed as being limited by any words preceding them;

(d)	the table of contents and the headings to clauses are to be ignored in construing this agreement.

2.	Purpose

The Borrower shall use the Loan for its working capital requirements.

3.	Repayment and lnterest

3.1	The Loan is repayable within 60 days of the date of this Agreement (the “Repayment Date”).

3.2	lnterest shall accrue on the Loan at the lnterest Rate from the date of this Agreement.

3.3	lnterest shall be paid in respect of the Loan on the Repayment Date.

3.4	lnterest shall accrue from day to day and be calculated on the basis of actual days elapsed and a 365 day year.

4.	Guarantee

The Guarantor hereby unconditionally guarantees the full and punctual payment of the principal of and interest on the Loan issued by the Borrower pursuant to this Agreement. Upon failure by the Borrower to pay punctually any such amount, the Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified by the Lender.

5.	No security

No security shall be granted by the Borrower to the Lender in connection with the Loan.

6.	Miscellaneous

6.1	This agreement sets out the entire agreement and understanding between the parties in connection with the Loan.

6.2	This agreement shall not be varied or modified except by written instrument signed by each of the parties.

7.	Governing law and jurisdiction

7.1

This agreement (and any dispute, claim or issue arising out of or in connection with this agreement or its subject matter, its enforceability or its termination (including non-contractual claims)) is to be governed by and construed in accordance with English law and the parties submit to the jurisdiction of the English courts.

This agreement has been executed and delivered as a deed on the date shown on the first page.

EXECUTED as a deed by
REZOLVE LIMITED
acting by a director		/s/ Peter Vesco
in the presence of:

Director

	28.09.2023	President Financial Services Rezolv1

Witness signatura

Witness name (IN BLOCK CAPITALS):

Witness address:

Occupation

EXECUTED as a deed by
THE RADIO GROUP GMBH
acting by a director
in the presence of:
The Radio Group GmbH
ltenhof 11-13		Director
erstautern

/s/ Tim Lauth
Witness signatura
Tim Lauth7írM1J,¡prtf.f

Witness name (IN BLOCK CAPITALS):
Argonnerwiesen 2

63457 Hanau

Witness address:
Managing director

Occupation

EXECUTED as a deed by
ANY LIFESTYLE MARKETING GMBH acting by a director in the presence of:
ANY Ufes le M&rkollng GmbH
Nib,olwiiOeniD&a!3Z	Director

/s/ Stephen Schwenk
Witness Signature

Witness name {IN BLOCK CAPITALS):

Schornbaurmstr 11b

90475 Nümberg

Witness address:

Managing director

Occupation

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